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                                                          11 September 1995









                            CUBIC APPLICATIONS, INC.
                             401(K) RETIREMENT PLAN






                              Amended and Restated
                             Effective April 8, 1994

                          THE CUBIC APPLICATIONS, INC.
                             401(k) RETIREMENT PLAN



                                  INTRODUCTION



The Cubic Applications, Inc. 401 (k) Retirement Plan (the "Plan") as described herein is established for the benefit of Cubic Applications, Inc. employees. The Plan was established as a continuation of the Titan Corporation 401(k) Retirement Plan (as amended from time to time) for certain Titan Systems, Inc. employees (affected by the sale of a portion of Titan Corporation to Cubic Corporation) and Cubic Applications, Inc. employees.

The provisions of the Plan are subject to a determination by the Internal Revenue Service that the Plan is qualified under Section 401 (a) of the Internal Revenue Code of 1986, as amended. It is further intended that the Plan also conform to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time.

                                    ARTICLE 1
                                   Definitions

Whenever used herein, the following words and phrases shall have the meaning specified below. Additional words and phrases may be defined in the text of the Plan.

1.1 "Accounts" shall mean, with respect to any Participant, Participant's Deferral Account, Voluntary Contributions Account, Employer Discretionary Contribution Accounts, Employer Matching Contributions Account, Rollover/transfer Account, and shall, as to each such Account, include any subaccount established thereunder.

1.2 "Adjusted Factor" shall mean the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d), as applied to the items and int he manner prescribed by the Secretary of the Treasury.

1.3 "Average Contribution Percentage" shall mean the average (expressed as a percentage) of the Contribution Percentages of every individual in the Highly Compensated Employee group of the Non-highly Compensated Employee group, as the case may be.

1.4 "Average Deferral Percentage" shall mean the average (expressed as a percentage) of the Deferral Percentages of every individual in the Highly Compensated Employee group or the Non-highly Compensated Employee group as the case may be.

1.5 "Beneficiary" shall mean the person or persons, entity or entities (including a trust(s)), or estate that shall be entitled to receive benefits payable pursuant to the provisions of Section 2.5 by virtue of a Participant's death.

1.6       "Board" shall mean the board of Directors of Cubic Corporation.

1.7 "Break in Service" shall mean a Period of Severance of not less than twelve (12) consecutive months in which an Employee is credited with 500 Hours of Service or less. An Employee shall not be deemed to have incurred a one-year Break in Service if the Employee is absent from Service because of an authorized leave of absence granted in writing for medical, disability, vacation, education, or such other circumstances either mandated by federal law or approved by the Committee in a uniform and nondiscriminatory manner.

          In the case of an Employee who is absent from work for any period on or after the first day of the first Plan Year beginning after December 31, 1984, by reason of:

          (a)  The pregnancy of the Employee,

          (b)  The birth of a child of the Employee,

          (c) The placement of a child with the Employee in connection with the adoption of such child by the Employee, or

          (d) The care of a child for a period beginning immediately following such birth or placement,

          the Plan shall include, solely for purposes of determining whether the Employer has incurred a one-year Break in Service, the Hours of Service that would normally have been credited to the Employee but for such absence, or in any case in which the Committee is unable to determine the Hours of Service that would normally have been credited to the Employee, eight (8) Hours of Service per day of absence, provided, however, that the total number of hours treated in this manner as Hours of Service shall not exceed 501 Hours of Service. The hours described in the preceding sentence shall be credited in the Plan Year in which the absence from work begins if the Employee would be prevented from incurring a one-year Break in Service in such period solely because the period of absence is treated as Hours of Service as described above. Otherwise, the Hours of Service shall be credited on behalf of the Employee in the immediately following Plan Year.

1.8 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.9 "Committee" shall mean the committee of individuals appointed by the Board to be responsible for the operation and administration of the Plan.

1.10 "Compensation" shall mean all compensation paid by the Employer or Participating Employer in cash to an Employee during the Plan Year, and shall include Deferral Contributions described in Section 3.1 and amounts contributed on the Participant's behalf pursuant to Code
          Section 125, by reason of services performed while an Employee. Compensation shall not include amounts paid to the Employee for any reason other than as compensation for the performance of services, such as expense reimbursements, any amounts designated by the Board as amounts to be excluded from compensation for purposes of the Plan, or any compensation paid by reason of services performed before the date the Employee became a Participant. Notwithstanding the foregoing, for Plan Years beginning after December 31, 1988, Compensation shall exclude amounts in excess of two hundred thousand dollars ($200,000) except as such limit is adjusted for cost of living in accordance with the provisions of Code Section 401(a)(17). In determining the
          Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted two hundred thousand dollars ($200,000) limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation. Notwithstanding the above provisions to the contrary, compensation earned but not paid in a Plan Year may include amounts earned but not paid in a Plan Year because of the timing of pay periods and pay days if such amounts are paid during the first few weeks of the next following Plan Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Employees, and no Compensation is included in more than one Limitation Year. If compensation for any prior Plan Year is taken into account in determining a Participant's benefits for the current year, the Compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior Plan Year. If compensation for any prior Plan Year is taken into account in determining a Participant's benefits for the current year, the Compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior Plan Year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is two hundred thousand dollars ($200,000). Notwithstanding the foregoing, effective for Plan Years commencing on or after January 1, 1994, the applicable annual compensation limit is one hundred and fifty thousand dollars ($150,000), as indexed for cost of living in accordance with Code Section 401(a)(17).

1.11 "Contribution Percentage" shall mean the ratio of the Employer Matching Contributions under Section 3.4 made to the Plan on behalf of the Participant for the Plan Year to the Participant's Compensation, including Deferral Contributions, as defined in Code Section 414(s) for such Plan Year.

1.12 "Deferral Contributions" shall mean contributions paid to the Trustee by the Participating Employer at the election of a Participant in lieu of cash Compensation pursuant to Section 3.1.

1.13 "Early Retirement Age" shall mean the date on which the Participant has attained age fifty- five (55) and completed at least five Years of Service.

1.14      "Effective Date" shall mean April 8, 1994.

1.15      "Eligible Employee" shall mean every employee other than:

          (a)  A leased Employee (within the meaning of Code Section 414(n)(2));

          (b)  A nonresident alien with no U.S. source earned income; or

          (c) A person whose employment is covered by a collective bargaining agreement to which the Employer or a Related Employer is a party if retirement benefits were (or are presumed to have been) the subject of good faith bargaining between the Employer (or Related Employer) and the collective bargaining representative, unless the collective bargaining agreement provides for coverage under this Plan.

          (d) The Employee of a Related Employer which is not a Participating Employer.

          (e) An Employee of a group, division, or other classification designated by the Board as ineligible to participate in the Plan.

1.16 "Employee" shall mean an individual employed by the Employer or a Related Employer, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Employer or a Related Employer, as well as any other individual qualifying as a common-law employee of the Employer or a Related Employer. For purposes of determining the number or identity of Highly Compensated Employees and for purposes of the requirements of Code Section 414(n)(3), "Employee" includes "leased employees" as defined in Code Section 414(n)(2). If, however, such leased employees constitute less than twenty percent (20%) of the Employer's non-highly compensated work force within the meaning of Code Section 414(n)(5)(C)(ii), "Employee" shall not include those leased employees covered by a plan described in Code Section 414(n)(5).

1.17 "Employer" shall mean Cubic Applications, Inc., and any other Affiliated Employer that, with the consent of the Board, shall adopt this Plan for some or all of its Eligible Employees. "Employer" when used in this Plan shall refer to such adopting entities either individually or collectively, as the context may require.

1.18 "Employer Matching Contribution" shall mean Employer contributions made pursuant to Section 3.4 of the Plan.

1.19 "Employment Commencement Date" shall mean the date on which an Employee is first credited with an Hour of Service.

1.20 "Entry Date" shall mean the first day of the payroll period coincident with or immediately following January 1 and July 1 in every calendar year during which the Plan is in effect, or such date as is administratively feasible thereafter.

1.21 "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (Public Law Section 93-406), as amended from time to time.

1.22 "Excess Aggregate Deferrals" shall mean with respect to any Plan Year, the excess of the aggregate amount of Employer Matching Contributions under Section 3.4 made for Highly Compensated Employees for such Plan Year, over the maximum amount of such Contributions permitted under the limitations of Code Section 401(m)(2)(A).

1.23 "Excess Compensation" shall mean all of a Participant's Compensation as defined in Section 1.10 for a particular calendar year in excess of the maximum amount of Compensation that may be considered as "wages" under Code Section 3121(a) for that particular calendar year. In determining whether any portion of an Employee's Compensation constitutes Excess Compensation, amounts paid to an Employee while he was not a Participant in this Plan shall not be taken into account.

1.24 "Excess Contributions" shall mean with respect to a Plan Year, an amount by which the sum of a Participant's Deferral Contributions (prior to the return of any such contributions as provided for in Section 3.2) exceed the maximum amount of such contributions permitted under the limitations of Code Section 401(k)(3).

1.25 "Excess Deferrals" shall mean the amount by which contributions made for a Participant under any qualified cash or deferred arrangements described in Code Section 401(k), 408(k), or 403(b) for a taxable year exceed the limitation set forth in Section 3.1(e) and that are includable in the Participant's gross income under Code Section 492(g), which is incorporated herein by this reference.

1.26 "Family Member" shall mean an individual described in Code Section 414(q)(6)(B), except when determining whether Compensation paid to Family Members exceeds two hundred thousand dollars ($200,000), as indexed under Code Section 401(a)(17), the term "Family Member" shall include only the Spouse of the Eligible Employee and any lineal descendants who have not attained age 19 before the close of the Plan Year. For Plan Years on or after January 1, 1994, Compensation paid to Family Members shall be determined by using the one-hundred-and-fifty thousand dollar ($150,000) rule, as indexed for cost of living in accordance with Code Section 401(a)(17).

1.27 "Highly Compensated Employee" shall mean an Employee who performs service during the Determination Year and is described in one or more of the following categories in accordance with IRS regulations.

          (a)  An Employee who is a five percent (5%) owner,  as defined in Code
               Section 416(i)(1)(iii), at any time during the Determination Year or the Look-back Year.

          (b) An Employee who receives Compensation in excess of $75,000 during the Look- back Year. (The $75,000 limitation will be adjusted annually for increases in the cost of living in accordance with Code Section 415(d).)

          (c) An Employee who receives Compensation in excess of $50,000 during the Look- back Year and is a member of the top-paid group for the Look-back Year. (The $50,000 limitation will be adjusted annually for increases in the cost of living in accordance with Code
               Section 415(d).)

          (d) An Employee who is an officer within the meaning of Code Section 416(i) during the Look-back Year and who receives Compensation in the Look-back Year greater than fifty percent (50%) of the dollar limitation in effect under Code Section 415(b)(1)(A), for the calendar year in which the Look-back Year begins. Notwithstanding the foregoing, nor more than 50 or, if lesser, the greater of three (3) Employees or ten percent (10%) of the Employees shall be treated as officers; however, if no officer is described in this subparagraph (d), then the highest-paid officer for such year shall be treated as herein described.

          (e) An Employee who is (i) described in paragraph (b), (c) or (d) above, and (ii) one of the 100 Employees who receives the most Compensation from the Employer during the Determination Year, when the Determination Year is substituted for the Look-back Year in paragraph (b), (c), or (d).

          A former Employee shall be treated as a Highly Compensated Employee is such former Employee had a separation year prior to the Determination Year and was a Highly Compensated active Employee for either (i) such Employee's separation year or (ii) any Determination Year ending on or after the Employee's 55th birthday.

          A separation year is the Determination Year in which the Employee separates from service. Notwithstanding the foregoing, an Employee who separated from service before January 1, 1987 is a Highly Compensated Employee only if he was a five percent (5%) owner or received Compensation in excess of $50,000 during (i) the Employee's separation year (or the year preceding such separation year), or (ii) any year ending on or after such Employee's 55th birthday (or the last year ending before such Employee's 55th birthday). Notwithstanding anything to the contrary in this Plan, Code Sections 414(b), (c), (m), (n) and
          (o) are applied before determining whether an Employee is Highly Compensated.

          For purposes of this section:

          (a) "Compensation" shall mean compensation as defined in Code Section 414(q)(7) and the regulations thereunder.

          (b) "Determination Year" shall mean the Plan Year for which the determination of who is Highly Compensated is being made.

          (c) "Look-back Year" shall mean the 12-month period preceding the Determination Year.

          (d) "Top-paid Group" shall mean the top twenty percent (20%) of Employees when rated on the basis of Compensation paid during the year. The number of Employees in the group will be determined in accordance with Code Section 414(q)98).

          The Employer shall have the right to elect to determine Highly Compensated Employees by reference to calendar year Compensation, in accordance with IRS regulations. If the Employer so elects, the Employer must make such election with respect to all other qualified plans it maintains.

1.28      "Hour of Service" shall mean:

          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or a Related Employer. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed.

          (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer or a Related Employer, for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or authorized leave of absence. No more than five hundred and one (501) Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to
               Section 2530.200b-2 of the Department of Labor regulations, which are incorporated herein by reference.

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or a Related Employer. An Hour of Service credited under subsection
               (a) or (b) above will not be credited under this subsection (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

          (d) An Employee of the Employer or other Participating Employer who is designated and authorized and placed on Leave of Absence under a Federal mandate or specific assignment by the Employer shall be credited with one thousand (1,000) Hours of Service of its fractional equivalent for any Plan Year during which the Employee is an authorized and designated to be on a Leave of Absence.

          (e) For the purpose of applying subsections (b) and (c) above, the following rules apply:

               (i) In the event that the payment by the Employer or other Participating Employer is calculated on the basis of units of time, such as hours, days, weeks, or months, the number of hours to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated. For purposes of the preceding sentence, in the case where an Employee has no regular work schedule, the calculation of the number of hours to be credited shall be made on the basis of an eight
                    (8)-hour workday.

               (ii) In the  event  that the  payment  by the  Employer  or other
                    Participating Employer is not calculated on the basis of units of time, the number of hours to be credited shall be equal to the amount of the payment divided by the Employee's most recent hourly rate of compensation (as determined herein) before the period during which no duties were performed.

               (iii)For purposes of this  subsection  (e), an Employee's  hourly rate of compensation shall be determined as follows:

                    (A) In the case of an Employee whose compensation is determined on the basis of an hourly rate, such hourly rate shall be the Employee's most recent hourly rate of compensation.

                    (B) In the case of an Employee whose compensation is determined on the basis of a fixed rate for specified periods of time (other than hours) such as days, weeks, or months, the Employee's most recent rate of compensation for a specified period of time (other than an hour), divided by the number of hours regularly scheduled for the performance of duties during such period of time. For purposes of the preceding sentence, in the case of an Employee without a regular work schedule, the calculation of the Employee's hourly rate of compensation shall be made on the basis of an eight
                         (8)-hour workday.

          (f) Solely for the purpose of determining whether a Break in Service has occurred, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service that would otherwise have been credited but for such absence, to a maximum of five hundred and one (501) Hours of Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence due to:

               (i)  the pregnancy of the Employee;

               (ii) the birth of a child of the Employee;

               (iii)the  placement  of a child with the  Employee in  connection with the adoption of such child by the Employee; or

               (iv) the caring for of a child for a period beginning immediately after birth or placement.

               The Hours of Service credited under subsection (f) shall be credited either in the Plan Year in which the absence begins, if the crediting is necessary to prevent a Break in Service during that period, or, in all other cases, in the following Plan Year.

1.29 "Inactive Participant" shall mean a Participant whose employment with the Employer or Participating Employer has continued but whose participation has been suspended (i) as a result of making a withdrawal pursuant to Section 6.1 hereof, (ii) who has suspended his Deferral Contributions pursuant to Section 3.1 hereof, or (iii) who is no longer an Eligible Employee.

1.30 "Investment Funds" shall mean the investment funds, as determined by the Plan Administrator, that are made available for the investment of account balances under the terms of the Plan and the procedures established by the Plan Administrator.

1.31 "Leased Employee" shall mean any person who renders professional services to an Affiliated Employer and who is described in Code
          Section 414(n)(2) by reason of providing such services, other than a person described in Code Section 414(n)(5). Contributions or benefits provided a Leased Employee by the leasing organization that are attributable to services performed for the Affiliated Employer shall be treated as provided by the Affiliated Employer. A Leased Employee shall not be considered an Employee of the Affiliated Employer if Leased Employees do not constitute more than 20 percent of the Affiliated Employer's non-highly compensated workforce.

1.32      "Limitation  Year" shall mean the 12-month period ending each December
          31. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

1.33 "Non-highly Compensated Employee" shall mean an Eligible Employee other than a Highly Compensated Employee.

1.34 "Normal Retirement Date" shall mean the later of the Participant's sixty-fifth (65th) birthday and completion of five Years of Service.

1.35 "Participant" shall mean an Eligible Employee who meets the requirements for participation under Section 3.3 or an Employee or former Employee for whom an Account and/or an Employer Account is maintained.

1.36 "Participating Employer" shall mean Cubic Application, Inc. and any Related Employer which has adopted and is participating in the Plan in accordance with the provisions of Section 2.4 hereof.

1.37 "Period of Severance" shall mean a continuous period of time during which an individual is not employed by the Employer or a Related Employer. Such period shall begin on the date the Employee retires, quits, resigns, or is discharged or, if earlier, the twelve (12)- month anniversary on which the Employee is otherwise first absent.

1.38 "Permanently and Totally Disabled" shall mean the mental or physical inability of the Participant to perform his normal job as evidenced by the certificate of a medical examiner satisfactory to the Plan
          Administrator certifying such inability and certifying that such condition is likely to be permanent.

1.39 "Plan" shall mean the Cubic Applications, Inc. 401(k) Retirement Plan, as embodied herein, and any amendments thereto.

1.40 "Plan Administration" shall mean the individual appointed by the Board of Directors or its designated agent to act on behalf of the Plan.

1.41 "Plan Committee" shall mean the committee of individuals appointed by the Board to be responsible for the operation and administration of the Plan.

1.42      "Plan Sponsor" shall mean Cubic Corporation.

1.43 "Plan Year" shall mean the period beginning on April 8, 1994 and ending December 31, 1994, and each January 1 through December 31 thereafter.

1.44 "Predecessor Employer" shall mean, with respect to an Employee, an organization or unit previously under the control of the Employer, if the Employee was previously employed under it.

1.45 "Predecessor to this Plan" shall mean any plan for which this Plan is a restatement, any plan that has been merged into this Plan or any Predecessor to this Plan, or any other plan sponsored by an entity that became an Affiliated Employer by acquisition or merger, and that adopted this Plan or a Predecessor to this Plan for any of its employees who had been participants in such other plan.

1.46 "Prior Profit Sharing Plan" means the plans formally referred to as the Titan Systems, Inc. Profit Sharing Plan, as amended from time to time and/or the Titan Corporation Savings and Investment Plan effective April 1, 1986, as amended from time to time.

1.47 "Related Employer" shall mean (a) any corporation that is included in a controlled group of corporations, within the meaning of Code Section 414(b), that includes the Employer; (b) any trade or business that is under common control with the Employer within the meaning of Code
          Section 414(c); (c) any member of an affiliated service group, within the meaning of Code Section 414(m), that includes the Employer; (d) any entity required to be included under Code Section 414(o).

1.48 "Qualified Nonelective Contributions" shall mean the additional contributions that an Employer may make to the Plan pursuant to
          Article 6 to satisfy the nondiscrimination requirements on pretax and/or Employer Matching Contributions.

1.49 "Service" shall mean, the period(s) commencing with the Employee's first day of employment or reemployment with the Employer or Related Employer and ending on the date(s) a Break in Service begins. Service also shall include any Period of Severance of less than twelve (12) consecutive months and any period(s) of employment with a Related Employer. Fractional periods of a year shall be expressed in terms of days. Service shall not include any Break in Service. Service shall include any periods an Employee was on leave of absence to pursue an advanced degree as a Titan Fellow, assuming the Employee returns to employment with the Employer or a Related Employer following such leave of absence.

1.50 "Spouse" shall mean the person to whom the Participant is legally married on the date the Participant receives the Participant's benefit payment from the Plan, or the Participant's date of death, if earlier.

1.51 "Trustee" shall mean the bank, trust company, insurance company, or individual(s) designated by the Board to hold and invest the Trust Fund and to pay benefits and expenses as authorized by the Plan Administrator in accordance with the terms and provisions of the agreement by and between the Employer and such bank, trust company, insurance company, or individual(s).

1.52 "Trust Agreement" shall mean the trust agreement for the Cubic Applications, Inc. 401(k) Retirement Plan as set forth in such Trust Agreement and as such agreement is amended from time to time.

1.53 "Trust Fund" shall mean the fund established pursuant to the terms of the Trust Agreement, which fund may be composed of one or more Investment Funds.

1.54 "Valuation Date" shall mean the date as of which the Trustee shall determine the value of the assets in the Trust Fund and the value of each Account, which shall be the last day of each Plan Year and such other dates as may be established by rules set by the Plan Administrator, which rules may set different dates for valuing the assets of the various investment funds comprising the Trust Fund.

1.55 "Voluntary Contributions" shall mean voluntary after-tax contributions made by Participants to the Prior Profit Sharing Plan, before July 1, 1988.

1.56 "Vesting Service" shall mean Service as counted for determining a Participant's right to vest in his/her Employer Account under Article 7, as determined under the rules of Article 2.

1.57 "Year(s) of Vesting Service" shall mean (a) with respect to each person who is an Employee on December 31, 1990, years of Service that would be credited to such Employee under the terms of the Plan in effect on December 31, 1989, and (b) with respect to each person who became an Employee on or after January 1, 1991, each period of Service of three hundred and sixty five (365) days.

                                    ARTICLE 2
                                  Participation

2.1       Eligibility and Election to Participate.

          (a) Each Participant in the Prior Plan on April 7,1 994, who continues as an Eligible Employee shall continue as a Participant on April 8, 1994 in this Plan.

          (b) Each Eligible Employee who was not a Participant on April 7, 1994, is eligible to make Deferral Contributions and to receive Employer Matching Contributions and Employer Discretionary Contributions beginning on any Entry Date on or after the later of:

               (i)  the six (6) month anniversary of the date of hire; or

               (ii) attainment of age twenty-one (21), provided such Employee is an Eligible Employee on such Entry Date.

2.2 Reemployment. If a Participant whose employment has terminated is subsequently reemployed as an Eligible Employee, he shall be eligible to participate in the Plan as of his date of reemployment.

          If an Employee who is not a Participant terminates his employment with the Employer or Participating Employer and is reemployed as an Eligible Employee, he shall be eligible to become a Participant in the Plan pursuant to the provisions of Section 2.1. Previous employment with the Employer or any Related Employer shall be included in the determination of eligibility for participation.

2.3 Employment After Normal Retirement Date. A Participant who continues in the employ of the Employer or Participating Employer after his Normal Retirement Date shall continue to be a Participant for all purposes of the Plan.

2.4 Adoption of Plan by Related Employer. Any Related Employer may adopt this Plan by proper action of its board of directors provided that the Board has approved such participation. The administrative powers and control of the Board, as provided in the Plan, shall not be deemed diminished by reason of the participation of any other Participating Employers; and such administrative powers and control specifically is granted herein to the Board with respect to the appointment of the Plan Administrator, amendment of the Plan, and other matters that shall apply only with respect to the Board.

          Each Participating Employer shall have the obligation to pay the contributions for its own Employees and no other Participating Employer shall have such obligation. Any failure by a Participating Employer to live up to its obligation under the Plan shall have no effect on any other Participating Employer.

          Any Participating Employer may terminate its participation without affecting the other Participating Employers in the Plan by furnishing written notice to the Plan Administrator and the Trustee of its determination to withdraw. The Board may, in its absolute discretion, terminate any Participating Employer's participation at any time. The procedures for implementing such termination of participation and disposition of assets attributable to Employees of such Participating Employer shall be determined by the Board.

2.5       Designation of Beneficiary.

          (a) Beneficiary Designation Forms. Each Employee shall be provided with a Beneficiary Designation Form when he becomes a Participant and upon request.

          (b) Consent to Beneficiary Designation. A married Participant will be deemed to have designated Participant's spouse as the sole primary Beneficiary unless the spouse consents on a form provided by the Plan Administrator to the naming of another or additional Beneficiary. The consent must acknowledge that the impact of the effect of the designation is to waive the spouse's right to receive benefits under the Plan and the consent must be witnessed by a Plan representative or a notary public. Such consent is valid only with respect to a specific alternate Beneficiary.

          (c) Revocation of Beneficiary Designation. A Participant may revoke a Beneficiary designation at any time. Such revocation also revokes the spouse's consent. If a new Beneficiary is to be named who is not the Participant's spouse and the Participant is married at the time, then the Participant must obtain Participant spouse's consent to the new designation. Otherwise the Participant shall be deemed to have designated the spouse as sole primary Beneficiary. Any change in a Participant's legal marital status automatically revokes a Participant's Beneficiary designation, and the Participant may then file a new Beneficiary designation.

          (d) No Valid Designation on File. If at any time a Participant does not have a valid Beneficiary designation on file with the Plan, the Participant's Beneficiary shall be (i) the Participant's spouse if the Participant is married on the date of death and survived by a spouse, or (ii) the Participant's estate if the Participant is unmarried on the date of death.

          (e) Reliance. The Plan Administrator is authorized to rely on the designation last filed and on any other information in its possession in determining a Participant's Beneficiary under this
               Section 2.5. All such determinations shall be binding and final upon all parties. The Participating Employer, the Trustee, and the Plan shall bear no liability to any party for payment to a person who the Plan Administrator has determined in good faith is the proper Beneficiary entitled to the amounts paid.

                                    ARTICLE 3
                                  Contributions

3.1       Participants' Deferral Contributions.

          (a) Upon enrollment or re-enrollment in the Plan, each Participant may elect to defer from one percent to ten percent, in a fixed whole percentage, of his Compensation as Deferral Contributions. The Participating Employer will make contributions to the Plan of the amount deferred, to be credited to the Participant's Deferral Account.

          (b) Change in Percentage or Suspension of Deferral Contributions. A Participant's Deferral Contribution percentage will remain in effect, notwithstanding any change in the Participant's Compensation, until the Participant elects to change such percentage or until the Plan Administrator reduces such percentage in accordance with subsection 3.1(c). A Participant may elect to change the Participant's Deferral Contribution percentage effective any January 1 or July 1, provided such election is delivered to the Plan Administrator no less than fifteen (15) days before the effective date of such change or such other notice period as the Plan Administrator may specify.

          A Participant may suspend the Participant's Deferral Contributions at any time. Such suspension will be effective as soon as administratively possible following receipt of an election form from the Participant. A Participant who suspends all Deferral Contributions shall be referred to as an Inactive Participant and shall be ineligible to resume making Deferral Contributions until the first pay date following the first day of any month that is at least six (6) months after the effective date of such suspension.

          (c) The Plan Administrator may reduce the percentage of Deferral Contributions of any Participant at any time if the Plan Administrator determines that such a reduction is necessary to ensure that the limitations described in Sections 3.1(e) and 3.2 are satisfied.

          (d) Status of Deferral Contributions. Deferral Contributions under this Section shall be made by payroll deductions authorized by the Participant and shall be contributed to the Plan by the Participating Employer. Deferral Contributions are intended to qualify as elective contributions under Code Section 401(k).

          (e) Calendar Year Limitation. Notwithstanding the provisions of Subsections (a) and (b) above, the Deferral Contributions made by any Participant for any calendar year shall not exceed seven thousand dollars ($7,000), multiplied by the Adjusted Factor. If, during a calendar year, an Employee participates in this Plan and one or more other plans with a cash or deferred arrangement described in Code Sections 401(k), 408(k)(6), or 403(b), and any portion of the Deferral Contributions contributed on the Participant's behalf under this Plan and contributions under such other plan of plans for such year constitute Excess Deferrals, the Plan Administrator shall not direct the Trustee to distribute such Excess Deferrals to the Participant as permitted by Code
               Section 402(g)(2)(i) even though the Participant provides written notice to the Plan Administrator of the existence of Excess Deferrals by March 1 following the close of the calendar year to which the excess relates. Instead, Excess Deferrals shall be retained in the Trust in the same manner as such Employee's Deferral Contributions that do not constitute Excess Deferrals. In no event shall Employer Matching Contributions pursuant to
               Section 3.4 be made with respect to Excess Deferrals.

3.2       Limitation on Participant Deferrals.

          (a) The Plan Administrator shall return Excess Contributions (which shall be determined after determining Excess Deferrals) to Highly Compensated Employees in accordance with Section 3.2(b) as necessary to satisfy the deferral percentage test of either subsection (a)(i) or (a)(ii) below:

               (i) the Average Deferral Percentage of Participants who are Highly Compensated Employees is not more than the Average Deferral Percentage for all other Participants multiplied by one and twenty-five hundredths (1.25); or

               (ii) the Average  Deferral  Percentage  of  participates  who are
                    Highly Compensated Employees is not more than (A) two hundred percent (200%) of the Average Deferral Percentage of all other Participants and (B) the Average Deferral Percentage of all other Participants plus two (2) percentage points.

          (b) Excess Contributions shall be distributed to the appropriate Highly Compensated Employees within two and one-half (2-1/2) months, but in no event later than twelve (12) months after the close of the Plan Year to which they related. Excess Contributions shall be treated as Annual Additions under Section
               4.4 of the Plan:

               (i) If the Plan terminates during a Plan Year in which there are Excess Contributions, such distributions shall be made after the date of the termination of the Plan and as soon as administratively feasible, but in no event later than the twelve (12) month period following the date of such termination. The income allocable to Excess Contributions shall be determined under the applicable regulations;

               (ii) Distributions  of Excess  Contributions  and income  thereon shall be made on the basis of the amount of the Excess Contributions attributable to each Highly Compensated Employee. Excess Contributions shall be distributed from the Participant's Deferral Account. No distributions of Excess Contributions and income thereon shall be made to any Highly Compensated Employee as long as any other Highly Compensated Employee has a higher Deferral Percentage;

               (iii)Any   decrease   in  the   amount   of   Employer   Deferral
                    Contributions of a Participant or any distribution of Excess Contributions under this Subsection (b) shall also be effective for purposes of determining the amount of Employer Matching Contributions to be made on behalf of the Participant under Section 3.4 below.

          (c)  Special Rules.

               (i) The Deferral Percentage for any Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Deferral Contributions allocated on Participant's behalf under two or more plans or arrangements described in Code Section 401(k) that are maintained by the Employer or a Related Employer shall be determined by treating all such cash or deferred arrangements as one arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, this Subsection (c)(i) shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

               (ii) If the Plan  satisfied  the  requirements  of Code  Sections
                    401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of those Code Sections only if aggregated with the Plan, the Average Deferral Percentages of the Employees shall be determined as if all such plans are a single plan. Only plans with the same Plan Year may be aggregated in order to satisfy Code Section 401(k).

               (iii)If an  Employee  eligible  to  participate  in the  Plan  is subject to the family aggregation rules of Code Section 414(q)(6) because such Employee is a five-percent owner or one of the ten (10) most Highly paid Highly Compensated Employees, the combined Deferral Percentage for the family group (which shall be treated as one Highly Compensated Employee) shall be the greater of:

                    (A) The Deferral Percentage determined on an aggregated basis for all eligible Family Members who are Highly Compensated Employees without regard to family aggregation; and

                    (B) The Deferral Percentage determined for all eligible Family Members individually.

               (iv) The Deferral  Contributions  and  Compensation of all family members shall be disregarded for purposes of determining the Average Deferral Percentage for the Non-Highly Compensated Employee group except to the extent needed to take into account subsection (c)(ii) above.

               (v) If an Employee is required to be aggregated as a member of more than one family group, all Employees eligible to participate in the Plan who are members of those family groups that include such Employees shall be aggregated as one family group in accordance with subsections (c)(iii) and
                    (iv) above.

               (vi) If  any  Highly   Compensated   Employee   is   eligible  to
                    participate in a cash or deferred arrangement subject to Code Section 401(k) in addition to a plan subject to Code
                    Section 401(m) maintained by the Employer or a Related Employer, the disparities between the Average Deferral Percentages of the Highly Compensated Employee group and the Non-Highly Compensated Employee group shall be reduced as prescribed in Treasury Regulation Section 1.401(m)-2 as that regulation, or a regulation of similar import, may be amended, including the new aggregate limit provided [in] Code Section 401(m).

               (vii)The Employer,  in its sole discretion,  may divide Employees into separate or component groups or otherwise restructure this Plan in applying the tests set forth in Section 3.2, as permitted pursuant to applicable regulations under Code Sections 401(a)(4) and 401(k).

          (d) Timing. Each Participating Employer shall pay to the Trustee in cash the Deferral Contributions withheld from a Participant's Compensation as soon as is practical, and in any event no later than ninety (90) days from the date on which such amounts otherwise would be payable to the Participant in cash.

3.3 Participant Voluntary Contributions. On and after July 1, 1988, a Participant is no longer permitted to make Voluntary Contributions under the Plan. Voluntary Contributions previously made to the Plan shall continue to be held by the Trustee in the Participant's Voluntary Contributions Account.

3.4       Employer Matching Contributions.

          (a) Each Participating Employer shall contribute no less frequently than annually an amount that equals the sum of the amounts to be allocated to the Employer Matching Contributions Account of each of its Participants under Section 3.4(b).

          (b) An amount shall be allocated no less frequently than annually to the Employer Matching Contributions Account of Each Participant who made Deferral Contributions in such period. Except as may be modified pursuant to Section 3.4(d), the amount shall equal one hundred percent (100%) of the portion of the Participant's Deferral Contributions for such period that do not exceed five percent (5%) of the Participant's Compensation.

          (c) Notwithstanding subsection (b) above, Employer Matching Contributions shall be modified as provided in subsection (d) or distributed in accordance with subsection (e) so that the requirements of either subsections (c)(i) or (c)(ii) are satisfied:

               (i) The Average Contribution Percentage of Participants who are Highly Compensated Employees is no greater than the Average Contribution Percentage for all other Participants multiplied by one and twenty-five hundredths (1.25);

               (ii) The Average Contribution  Percentage of Participates who are
                    Highly Compensated Employees is no greater than:

                    (A) Two hundred percent (200%) of the Average Contribution Percentage of all other Participants; and

                    (B)  The  Average  Contribution   Percentage  of  all  other
                         Participants plus two (2) percentage points.

          (d) To the extent that the Average Contribution Percentage fails or might fail to meet the requirements of subsection (c) above, the Plan Administrator shall take such steps, consistent with Code
               Section 401(m)(6) and Section 3.4(c) above, as may be required to meet such requirements.

          (e) In the event that there are Excess Aggregate Contributions, such amounts shall be distributed to the appropriate Highly Compensated Employees within two and one- half (2-1/2) months after the close of the Plan Year to which such contributions relate to the extent practicable, but in no event later than the close of the twelve (12) month period following the date of such termination. The income allocable to Excess Aggregate Contributions shall be determined under the applicable regulations.

               Distributions of Excess Aggregate Contributions and income thereon shall be made the basis of the amount of Excess Aggregate Contributions attributable to each Highly Compensated Employee. Excess Aggregate Contributions shall be distributed from the Participant's Employer Matching Contributions Account. No distribution shall be made of Excess Aggregate Contributions to any Highly Compensated Employee as long as any other Highly Compensated Employee has a higher Contribution Percentage.

          (f) No benefit other than Employer Matching Contributions shall be granted on condition (directly or indirectly) of an Employee's election to make or not to make Deferral Contributions under the Plan. However, the preceding sentence shall not apply to any benefit that is provided at the Employee's election under a plan described in Code Section 125 in lieu of an elective contribution to a qualified cash or deferred arrangement.

          (g)  Special Rules:

               (i) The Contribution Percentage of a Highly Compensated Employee who is eligible to participate in two or more plans maintained by the Employer or a Related Employer to which Employer Matching Contributions or Voluntary Contributions are made shall be aggregated for purposes of determining such Employee's Contribution Percentage.

               (ii) If this Plan  satisfies  the  requirements  of Code  Section
                    401(b), 401(s)(4), or 410(b) only if aggregated with one or more other plans or if one or more other plans satisfy the requirements of Code Section 410(b) only if aggregated with this Plan, then this Section 3.4 shall be applied by determining the Contribution Percentages of Participants as if all such plans were a single plan. For plan years beginning on and after July 1, 1990, plans may be aggregated only if they have the same plan year.

               (iii)If  a  Highly  Compensated   Employee  who  is  eligible  to
                    participate in the Plan is subject to the family aggregation rules of Code Section 414(q)(6) because such Employee is either a five-percent owner or one of the ten (10) most Highly Compensated Employees, the combined Contribution Percentage for the family group (which shall be treated as one Highly Compensated Employee) shall be the greater of:

                    (A) the Contribution Percentage determined by combining the Voluntary Contributions, Compensation, and Employer Matching Contributions of all eligible family members who are highly compensated without regard to family aggregation; and

                    (B) the Contribution Percentage determined by combining the Voluntary Employer Contributions, Compensation, and amounts treated as Matching Contributions of all eligible family members.

               (iv) The  Employee  Contributions,   Compensation,   and  amounts
                    treated as Employer Matching Contributions of all family members shall be disregarded for purposes of determining the Contribution Percentage for the Highly Compensated Employee group and the Non-highly Compensated Employee group except to the extent needed to take into account Section 3.4(g)(iii) above.

               (v) If an Employee is required to be aggregated as a member of more than one family group, all Employees eligible to participate in the Plan who are members of those family groups that include the Employee shall be aggregated as one family group in accordance with subsections (g)(iii) and
                    (g)(iv) above.

3.5       Employer Discretionary Contributions

          (a) A Participating Employer may, at the sole discretion of its board of directors and with the approval of the Board, contribute an amount with respect to any Plan Year (which shall be referred to as the "Employer Discretionary Contribution). The Employer Discretionary Contribution hereunder shall be made to the Trust Fund by not later than the date, including extensions, prescribed by law for filing such Employer's federal income tax return for the Plan Year. Such amount shall be allocated to the Employer Discretionary Contributions Account of each Participant under
               Section 3.5(b).

          (b) Each Participant who is employed on the last day of the Plan Year by the Participating Employer making an Employer Discretionary Contribution, shall be eligible to receive a contribution allocated to his Employer Discretionary Contributions Account, to be allocated in the following manner, effective for plan years commencing on or after January 1, 1989:

               (i) First, each Participating Employer's Discretionary Contribution shall be allocated, pro rata, according to each such eligible Participant's Allocable Compensation since becoming a Participant for the Plan Year involved up to a percentage of Allocable Compensation (as defined in Section 3.5(b)(iii) below) equal to the greater of (A) the rate of tax applicable on the first day of such Plan Year under Code
                    Section 3111(a) that is attributable to old age insurance; or (B) five and seven-tenths percent (5.7%).

               (ii) Next, if after the allocation in subparagraph (i) above, any portion of a Participating Employer's Employer Discretionary Contribution remains unallocated, such portion shall be allocated to eligible Participants, pro rata, according to their Compensation for the Plan Year.

               (iii)For purposes of this Section 3.5,  "Allocable  Compensation"
                    means the sum of Compensation and Excess Compensation for each eligible Participant.

3.6       Transferred Contributions/Rollover Contributions

          (a) The Plan Administrator may, at any time, authorize the Trustee to accept a direct transfer of funds from any qualified Plan maintained by a Related Employer to this Plan. The Plan Administrator has previously authorized the Trustee to accept a direct transfer of funds from the Prior Profit Sharing Plan to this Plan and has established separate Prior Profit Sharing Plan Accounts to hold the contribution and income thereon. The Plan Administrator also has established a separate method of tracking such Accounts.

          (b) In addition, with the approval of the Plan Administrator an Employee may contribute to the Plan all or a portion of the amount due him from another plan qualified under Code Section 401(a) or from a tax-exempt individual retirement account that consists solely of money or property transferred from a plan qualified under Code Section 401(a), and any earnings on that money or property (a "rollover" contribution). No rollover contribution may be made to the Plan of money or property that represents assets from a plan for self-employed individuals or an individual retirement account that contains assets other than those transferred to it from a plan qualified under Code Section 401(a).

3.7 Limitation of Liability. Each Employer contribution shall be i complete discharge of the financial obligations of the Participating Employer under the Plan with respect to the period for which it is made.

                                    ARTICLE 4
                       Participant's Accounts: Allocations

4.1 Participant's Accounts. The Plan Administrator shall maintain Accounts as follows for each Participant for each Investment Fund in which he participates:

          (a)  A Deferral Account to record:

               (i)  The   Participant's   Deferral   Contributions,   minus  any
                    withdrawals;

               (ii) The  Participant's   contributions,   if  any,   transferred
                    directly to this Plan, representing the Participant's Deferral Account under The Titan 401(k) Retirement Plan, minus any withdrawals; and

               (iii)The  Participant's   contributions,   if  any,   transferred
                    directly to this Plan, representing the Participant's Salary Deferral Contributions and earnings accumulated under the Spectron Development Laboratories, Inc. Cash or Deferred Savings Plan, minus any withdrawals;

               (iv) The  Participant's   contributions,   if  any,   transferred
                    directly to this Plan, representing his Deferral Account under The Titan Corporation Savings and Investment Plan, minus any withdrawals; and

               (v) The Participant's share of the net income, net losses, or other adjustments resulting from the valuation of the assets allocated to the Deferral Account.

          (b)  A Voluntary Contributions Account to record:

               (i) Any amounts transferred to this Plan from The Titan 401(k) Retirement Plan, minus any withdrawals; and

               (ii) The  Participant's  share of the net income,  net losses, or other adjustments resulting from the valuation of the assets allocated to the Voluntary Contributions Account.

          (c)  An Employer Matching Contributions Account to record:

               (i)  The   Participant's   share   of   the   Employer   Matching
                    Contributions  made on and after April 8, 1994,  pursuant to
                    Section 3.4;

               (ii) The  Participant's   contributions,   if  any,   transferred
                    directly to this Plan, representing his Employer Matching Contributions Account and Company Account under Prior Plan; and

               (iii)The  Participant's  share of the net income,  net losses, or other adjustments resulting from the valuation of the Employer Matching Contributions Account.

          (d)  An Employer Discretionary Contributions Account to record:

               (i)  The  Participant's  share  of  the  Employer   Discretionary
                    Contributions made pursuant to Section 3.5; and

               (ii) The  Participant's  share of the net income,  net losses, or other adjustments resulting from the valuation of the Employer Discretionary Contributions Account.

          (e)  A Rollover/Transfer Account to record:

               (i) The amount transferred in this Plan as a transferred or rollover contribution on behalf of a Participant pursuant to
                    Section 3.6; and

               (ii) The  Participant's  share of the net income,  net losses, or other adjustments resulting from the valuation of the Rollover/Transfer Account.

               The Plan Administrator may consolidate Accounts as may be administratively desirable and to the extent that separate accounting is no longer required.

4.2 Allocation of Employer Matching Contributions. Employer Matching Contributions made under Section 3.4 shall be allocated to each eligible Participant's Employer Matching Contributions Account within thirty (30) days following their contribution to the Trust. Employer Discretionary Contributions, if any, made under Section 3.5 shall be allocated to each eligible Participant's Employer Discretionary Contributions Account no later than the due date for the Employer's tax return for the fiscal year ending with or within the Plan Year to which such contributions relate.

4.3       Valuation of Accounts.

          (a)  Within sixty (60) days after each  Valuation  Date,  within sixty
               (60) days after the removal or resignation of the Trustee, and at such other times as determined by the Plan Administrator, the Trustee shall value the assets of the Trust on the basis of fair market values. If the assets cannot be valued within the sixty
               (60) day period specified in the preceding sentence, the assets shall be valued as soon thereafter as is practicable.

          (b) As soon as is reasonably possible after receipt of these valuations from the Trustee, the Plan Administrator shall value the Accounts of each Participant as of the applicable Valuation Date so as to reflect the current fair market value of each Account as of such Valuation Date. The valuation provisions of this Section 4.3 shall be applied and implemented in accordance with the following rules:

               (i) If separate subaccounts have been established for separate investment alternatives, each subaccount shall be valued separately and the total value of a Participant's Account(s) shall equal the total value of his interest in each of the respective subaccounts in which his Account(s) have been invested;

               (ii) The fair market value of any guaranteed  interest  contract, trust or fund holding such a contract, or similar program entered into between an insurance company and the Plan shall be determined on the basis of the principal amount of such contract or program, plus the amount of the guaranteed interest or other increase in value that is paid or credited to the Plan pursuant to such contract or program;

               (iii)To the extent that a Participant's  Account is invested in a regulated investment company offered as an investment alternative under the Trust, the value of that portion of the Account shall be valued pursuant to rules prescribed by the Plan Administrator on the basis of the unit or share value of the regulated investment company on the applicable Valuation Date; and

               (iv) Administrative  expenses  charged to the Trust Fund, if any, pursuant to Section 10.7 shall be offset against forfeitures occurring during the Plan Year effective January 1, 1991. If such forfeitures are not sufficient to pay for such expenses, they may be charged to the Trust Fund pursuant to
                    Section 10.7, in which case the excess amount shall be apportioned to each Participant's Accounts in proportion to the value thereof as of the current or most recent Valuation Date.

          (c) The Participating Employers and Trustee do not in any manner or to any extent whatsoever warrant, guarantee, or represent that the value of a Participant's Accounts shall at any time equal or exceed the amount previously contributed or allocated thereto, or that any valuation or accounting method or practice will continue to be applied.

          (d) Accounting Procedures. The Plan Administrator shall establish accounting procedures for the purpose of making the allocations, valuations, and adjustments to Accounts provided for under this Plan, as well as the implementation of Investment direction by Participants and transfers between or distributions from subaccounts. From time to time the Plan Administrator may modify such accounting procedures for the purpose of achieving equitable, nondiscriminatory, and administratively feasible allocations among the Accounts in accordance with the general concepts of the Plan and the provisions of this Section 4.3.

               A Participant or Beneficiary shall have no contractual or other right to have a particular accounting procedure or convention apply, or continue to apply, and the Plan Administrator shall be free to alter any such procedure or convention without obligation to any Participant or Beneficiary, consistent with the requirements of code Section 411(d)(6).

          (e) Inactive Participation. The Accounts of each Inactive Participant shall be held intact and shall be valued on each Valuation Date as provided in this Section 4.3, but shall not receive any allocation of contributions except to the extent specifically provided for herein.

          (f) Accounting for Interest of an Alternate Payee. In the event an alternate payee under a qualified domestic relations order is awarded an interest in the Plan benefits of a Participant pursuant to a qualified domestic relations order, such interest shall be separated into one or more separate Accounts and accounted for under rules prescribed by the Plan Administrator, pending distribution to the alternate payee. Any limitation, restriction, or rule applicable to the Account(s) of a Participant shall apply to the Account(s) of the alternate payee, as appropriate.

4.4       Limitation on Annual Additions.

          (a) Maximum Annual Additions. The Annual Additions of a Participant, as defined in Code Section 415(c)(2), shall not exceed the maximum permissible amount specified in Code Section 415(c)(1).

          (b)  Effect of Participation in Other Employer Plans.

               (i) If a Participant in this Plan also is a Participant in another defined contribution plan maintained by the Employer or a Related Employer, the aggregate Annual Additions of the Participant under this Plan and such other plan(s) shall not exceed the maximum permissible amount specified in Code
                    Section 415(c)(1). The Plan Administrator shall prescribe such rules as may be necessary or appropriate with respect to applying this limit to the respective plans involved so as to ensure that the aggregate limit on Annual Additions is not exceeded.

               (ii) If a  Participant  in this Plan also is a  Participant  in a defined benefit plan maintained by the Employer or a Related Employer, the sum of the Defined Contribution Plan Fraction (as defined in Code Section 415(e)(3)) and the Defined Benefit Plan Fraction (as defined in Code Section 415(e)(2)) shall not exceed one (1.0). The Participant's benefit under such defined benefit plan shall be reduced, as necessary to satisfy the requirement of the preceding sentence.

          (c) Incorporation by Reference of Code Section 415. To ensure compliance with Code Section 415, the Plan hereby incorporates said section by reference as though it were set out as part of this Plan. In applying Section 415 to this Plan, the Plan shall include each grandfather or transition rule provided by such section or any law amending such section, in order to allow the largest benefit otherwise payable hereunder, or under other plans maintained by the Employer or Related Employer, to be paid.

          (d) No Contractual Right to Excess Contributions. If, in order to comply with the limitations of this Section 4.4, it becomes necessary to reduce a Participant's Account(s), to reduce or reallocate amounts previously allocated to such Accounts, or otherwise, such actions(s) may be taken by the Plan Administrator and Trustee free of any contractual obligation to the Participant (or Beneficiary) affected based on prior Account balances or allocations.

4.5 Limitations on Reversion of Contributions. Except as provided in subsections (a) and (b) below, contributions made under the Plan shall be held for the exclusive benefit of Participants and their Beneficiaries and may not revert to a Participating Employer.

          (a) In the case of a contribution which is made by the Employer or a Participating Employer by a mistake of fact, such contribution shall be returned to the Participating Employer within one (1) year after it is contributed to the Plan.

          (b) In the case of a contribution conditioned upon its deductibility under Code Section 404, to the extent the deduction is disallowed, the amount disallowed shall be returned to the Participating Employer within one (1) year after the disallowance. Unless otherwise specified by the Participating Employer in writing at the time a contribution is made, each contribution made to this Plan shall be deemed proper on condition of its deductibility.

4.6 Family Aggregation Rules. The family aggregation rules of Code Section 414(q)(6) shall apply to any Eligible Employee who is Highly Compensated and a five (5) percent (5%) owner or one of the ten (10) most Highly Compensated Employees. The average deferral percentage of the family members, who are treated as one Eligible Employee who is Highly Compensated, shall be the Average Deferral Percentage determined by combining the pretax contributions and Compensation of all eligible family member.

                                    ARTICLE 5
                           Investment of Contributions

5.1 Investment Funds. All contributions to the Plan shall be invested as provided in this Section 5.1. The Plan Administrator may establish a choice of investment alternatives that each Participant may select from in determining the manner in which his Account(s) will be invested. The Plan Administrator shall prescribe procedures for investment of amounts allocated an Account of an alternative payee.

          (a) If such investment alternatives are established, each Participant may elect to invest the assets of his Accounts in such alternatives at such time, in such manner, and subject to such restrictions as the Plan Administrator shall specify.

          (b) Separate funds within the Trust Fund shall be established to reflect the available alternatives, and separate subaccounts shall be established for each investment alternative selected by a Participant, and each such subaccount shall be valued separately.

          (c) The Plan Administrator, in its discretion, may permit Participants to transfer amounts from one investment alternative to one or more other investment alternatives. An election to transfer such amounts shall be made only at such time, in such manner, and subject to such restrictions as the Plan Administrator may specify. The Plan Administrator may provide that future contributions may be invested in a different investment alternative than amounts already accumulated in the Participant's Account(s).

          (d) The Plan Administrator shall prescribe rules relating to the investment of the assets in the Accounts of a Participant who fails to make an effective election (as set forth by the Plan Administrator), for any reason whatsoever, as to how all or a portion of his Accounts shall be invested.

          (e) The Plan Administrator shall provide notice by arranging for reports to be sent to Participants regarding the investment of their funds pursuant to their investment elections. Failure of a Participant to notify the Plan Administrator regarding implementation of his investment election within thirty (30) days following such notice shall be deemed to be an election to have the Accounts invested in the manner shown on such report, even if the manner of investment is different from that specified in the Participant's election form or investment instructions. If a Participant has not received a notice confirming his investment election (or change therein) and does not notify the Plan Administrator or its designated delegate within thirty (30) days of the date such election (or change) was to be effective, the Participant shall be deemed to have elected to have the Accounts invested in the manner in which they are in fact invested, even if that method differs from the Participant's election form or investment instructions.

          (f) The Plan Administrator shall have the option, in its sole discretion, to revise the procedures or alter the investment alternatives set forth in this Section 5.1.

                                    ARTICLE 6
                              Withdrawals and Loans

6.1 Financial Hardship/Post Age 59-1/2 Withdrawals. Upon thirty (30) days' written notice to the Plan Administrator and subject to the Plan Administrator's approval, a Participant may withdraw up to the value of his Deferral Account as soon as administratively feasible following the Participant's withdrawal request to the extent necessary to meet a financial hardship provided, however, that the financial hardship shall not be required as a condition for a withdrawal after the Participant has attained age fifty-nine and one half (59-1/2).

          A withdrawal request will be presumed to be on account of financial hardship if the distribution is necessary in light f immediate and heavy financial needs of the Participant. The amount approved hereunder may not exceed the amount required to meet the immediate financial need created by the hardship, and not be reasonably available from other resources of the Participant. The Plan Administrator's determination of the existence of financial hardship and the amount required to meet the need created by the hardship shall be based on the following causes:

          (a) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's Spouse, or any dependents of the Participant or necessary to incur such medical care;

          (b) Purchase (excluding mortgage payments) of a principal residence for the Participant;

          (c) Payment of tuition and related educational fees for twelve (12) months of post- secondary education for the Participant, the Participant's Spouse, children, or dependents;

          (d)  Payment  of  amounts   necessary  to  prevent   eviction  of  the
               Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

          (e) Other causes recognized as hardships justifying withdrawals pursuant to applicable Treasury regulations.

          A distribution shall be determined by the Plan Administrator to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

          (a) Prior to the hardship distribution, the Participant has obtained all non-hardship distributions and all non-taxable loans currently available under all plans maintained by the Participating Employer;

          (b) All Deferral Contributions under this Plan and all elective salary reduction contributions under other qualified retirement plans maintained by the Participating Employer shall be suspended for a twelve (12) month period following the effective date of the hardship distribution; and

          (c) The Participant's Deferral Contributions for the Participant's taxable year immediately following the taxable year of the hardship withdrawal (and elective salary reduction contributions under all other qualified plans maintained by the Participating Employer) shall be limited to:

               (i) The applicable limit under Code Section 402(g) for such following taxable year, minus

               (ii) The amount of such Participant's  Deferral  Contributions or
                    other  elective  salary  reduction   contributions  for  the
                    taxable year in which the hardship withdrawal occurred.

          The amount of any approved hardship withdrawal under this Section 6.1 shall not exceed the lesser of:

               (i) The balance in the Participant's Deferral Account as of the coincident or preceding Valuation Date, or

               (ii) The aggregate Deferral Contributions made by the Participant as of the coincident or preceding Valuation Date, plus the total income, if any, allocated to the Participant's Deferral Account as of December 31, 1988.

6.2 Withdrawal of Voluntary Contributions. Upon thirty (30) days' written notice to the Plan Administrator, a Participant may withdraw up to one hundred percent (100%) of the balance in his Voluntary Contributions Account as soon as administratively feasible following the withdrawal request. A Participant shall be permitted to make such a withdrawal at any time and for any reason.

          The amount of the withdrawal shall be taken from such contacts in the following order:

          (a)  Pre-1987 Voluntary Contributions;

          (b)  Post-1986   Voluntary   Contributions   and  pro  rata  post-1986
               earnings; and

          (c)  Pre-1987 earnings on Voluntary Contributions.

          A Participant who makes withdrawals from his Voluntary Contributions Account may resume making Voluntary Contributions on the first day of any month thereafter, provided he is eligible to make such contributions, by filing an election with the Plan Administrator no less than thirty (30) days before the resumption is to be effective.

6.3       Amount  and  Payment  of  Withdrawals.   All  withdrawals  under  this
          Article VI shall be effective as soon as administratively possible following the date the Plan Administrator receives a withdrawal request from the Participant. The amount of such withdrawal shall be taken from the Participant's Account(s) at such time and paid to the Participant in a single sum.

6.4 Loans to Participants. The Plan Administrator may authorize a loan from the Trust Fund to Participants (including, for this purpose, Inactive Participants) pursuant to rules prescribed by the Plan Administrator. These rules shall be designed to ensure that these Participant loans satisfy the requirements of Code Sections 4975(d)(1) and 72(p), and any other provision of law that is, or may become, applicable. These rules shall provide that:

          (a) The loans are available to all Participants on a reasonably equivalent basis;

          (b) The loans are not made available to Highly Compensated Employees in amounts greater than the amounts made available for other Employees. For this purpose, the rules prescribed by the Plan Administrator may restrict the amount of the loan to a percentage of the Participant's Account balance or use different percentages depending upon the amount of the loan, provided the percentages are applicable to all Participants;

          (c) The loans bear a reasonable rate of interest commensurate with the prevailing interest rate charged by persons in the business of lending money for loans that would be made under similar circumstances;

          (d) The loans are adequately secured. For this purpose, the amount of the security must be at least equal to the amount of the loan. The rules to be prescribed by the Plan Administrator may permit a Participant to use some or all of his interest under the Plan as security for the loan;

          (e) If the loan, or a loan from another qualified retirement plan maintained by the Employer or a Related Employer, is to be secured by some or all of the Participant's Accounts under the Plan, the Participant and his spouse, if any, must consent to the loan and the possible reduction in the Accounts in the event of a set- off of the loan against the Account balances as a result of nonpayment of the loan. Such consent must be given in writing within a ninety (90) day period before the Plan Administrator makes the loan. In the event the Participant defaults on the loan and the Participant's Accounts are security for the loan, the Account balances will not be used to satisfy the loan obligation before the earlier of the Participant's termination of employment with the Participating Employer or an event resulting in a permissible distribution of his Accounts under the Plan. In the event of default, the Participating Employer shall offset the amount owed by the Participant against any amounts owed by the Participating Employer to the Participant;

          (f) The loan must state the date on which the loan must be repaid, which may not exceed five (5) years, and the loan must be repayable in substantially level payments, with payments not less frequently than quarterly;

          (g) In connection with the making of any loan to a Participant pursuant to the provisions of this Section 6.4, the Participant receiving such a loan may be required to execute such documents as may be required by the Committee and/or Trustee;

          (h)  The amount of the loan may not exceed the lesser of:

               (i) $50,000 (reduced by the excess of the highest outstanding balance of loans from the Plan during the one-year period ending on the date preceding the date on which such loan is made); or

               (ii) One-half of the present  value of the  Participant's  vested interest in his Accounts.

          The decision as to whether or not any Participant loans shall be made under this Section 6.4 shall be made at the sole discretion of the Plan Administrator, and the Participant shall not have a contractual right to obtain a loan hereunder.

          (i) In the event the Participant dies before distribution of his Distributable Benefit, the amount payable to the Participant's Beneficiary or spouse, as applicable, shall be reduced by the amount of the security interest in the Participant's vested interest held by the Plan by reason of a loan outstanding to such Participant.

          (j) If any loan to a Participant is unpaid on the date that the Participant's Beneficiary becomes entitled to a distribution from the Trust Fund, such loan shall on such date become due and payable, and the amount thereof, together with any unpaid interest thereon, shall be deducted form the amount of the distribution to which he or his Beneficiary is entitled. If such nonforfeitable interest is not sufficient to repay the balance due, the borrower if living, or the Participant's estate if deceased, shall be personally liable thereof.

          (k) Payment of a Participant's loan shall be made from, and shall be considered an investment of, the Participant's Accounts. Interest payments made by a Participant shall be credited to such Accounts and shall be reinvested at the direction of the Participant, in the manner prescribed for current contributions to the Trust Fund.

6.5       Eligible Rollover Distributions.

          (a) This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (b)  Definitions.

               (1) Eligible rollover distribution -- An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (2) Eligible retirement plan -- An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
                    Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Souse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (3) Distributee -- A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code
                    Section 414(p), are distributees with regard to the interest of the Spouse or former Spouse.

               (4) Direct rollover -- A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                    ARTICLE 7
                    Retirement, Disability and Death Benefits

7.1 Retirement Benefits. The retirement benefit payable under the Plan in the case of a Participant whose employment with a Participating Employer is terminated on or after his Early Retirement Date or the Participant's Normal Retirement Date shall be one-hundred percent (100%) of the Participant's Accounts. The Participant's Accounts will be valued on the valuation date or dates coincident with or immediately preceding the date of distribution under rules prescribed by the Plan Administrator.

7.2 Disability Benefits. The disability benefit payable under the Plan in the case of a Participant whose employment with a Participating Employer is terminated because he is Permanently and Totally Disabled shall be one-hundred percent (100%) of his Accounts. His Accounts will be valued on the Valuation Date or Dates coincident with or immediately preceding the date of distribution under rules prescribed by the Plan Administrator.

7.3 Death Benefits. The death benefit payable to a Beneficiary under the Plan in the case of a Participant whose employment with a Participating Employer is terminated due to the Participant's Accounts will be valued on the Valuation Date or Dates coincident with or immediately preceding the date of distribution under rules prescribed by the Plan Administrator.

                                    ARTICLE 8
                  Termination Benefits and Vesting Requirements

8.1 Benefits Upon Termination of Employment. The benefit payable under the Plan un the case of a Participant whose employment is terminated for any reason other than Permanent and Total Disability, death, or retirement on or after attainment of his Early or Normal Retirement Date shall be equal to the vested portion of the value of his Accounts. His Accounts shall be valued on the Valuation Date coincident with or immediately preceding the date of distribution.

8.2       Vesting Requirements.

          (a)  Participant  shall be  one-hundred  percent  (100%) vested at all
               times   in   amounts   held   in  the   Participant's   Voluntary
               Contributions Account and Deferral Account.

          (b) Participant for whom Accounts were transferred on the Effective Date of this Plan shall be one-hundred percent (100%) vested in all transferred Accounts as of that date.

          (c) For Contributions made after the Effective date, the vested percentage of the value of a Participant's Employer Discretionary Contributions Account and Employer Matching Contributions Account shall be based on the number of Participant's Years of Vesting Service as of the date of the Participant's termination of employment, as follows:

               Years of Vesting Service              Vested Percentage
                  Less than 2 years                           0%
                  2 but less than 3                          25%
                  3 but less than 4                          50%
                  4 but less than 5                          75%
                  5 or more years                           100%

          In no event will the vested percentage of a Participant's Accounts be less than the vested percentage of the Participant's account under The Titan Corporation 401(k) Retirement Plan, which was transferred to this Plan as of April 8. 1994.

          (d) With respect to a Participant who terminates employment without being one- hundred percent (100%) vested in his Employer Matching Contributions Account and Employer Discretionary Contributions Account and who is reemployed after incurring five (5) one-year Breaks in Service, the Participant's Years of Service subsequent to his Breaks in Service will not increase the vested percentage of the amount in such Account(s).

8.3       Forfeitures.

          (a) The nonvested portion of a Participant's Employer Matching Contributions Account will be forfeited as of the earlier of
               (i) the date of distribution to him of the vested portion of his Employer Matching Contributions Account (the date of termination of employment if he has no vested interest), or (ii) the date on which he has five (5) consecutive Breaks in Service. Any such forfeitures will be applied first to pay administrative expenses pursuant to Section 4.3(b)(iv), second to restore forfeitures of reemployed Participants as described in Section 8.3(c), and third as allocations on behalf of each Participant eligible to receive an Employer Matching Contribution for the Plan Year in which such Break in Service occurs and who is employed as of the last day of the Plan Year. Such forfeitures shall be allocated in the ratio that such Participant's Employer Matching Contribution bears to the total Employer Matching Contribution of all Participants eligible to share therein for such Plan Year.

          (b) The nonvested portion of a Participant's employer Discretionary Contributions Account will be forfeited as of the earlier of
               (i) the date of distribution to him of the vested portion of his Employer Discretionary Contributions Account (the date of termination  of  employment  if he has no  vested  interest),  or
               (ii) the date on which he has five (5) consecutive Breaks in Service. Any such forfeitures will be applied first to pay administrative expenses pursuant to Section 4.3(b)(iv), second to restore forfeitures of reemployed Participants as described in
               Section 8.3(c), and third as allocations on behalf of each Participant eligible to receive an Employer Discretionary Contribution for the Plan Year in which such Break in Service occurs and who has a currently established Employer Discretionary Contributions Account and is employed as of the last day of the Plan Year. Such forfeitures shall be allocated in the ratio that such eligible Participant's Compensation bears to the total Compensation of all Participants eligible to share therein for such Plan Year.

          (c) If the Participant is reemployed by the Employer or a Related Employer prior to his incurring his fifth consecutive Break in Service or on (or before) the Anniversary Date of the Plan Year in which his fifth consecutive Break in Service occurs, the Participant shall be entitled to have the entire portion of his Account (including the nonvested portion) reinstated by repaying the total amount distributed to him. Such reinstatement shall be made from current forfeitures or, if necessary, from Employer Discretionary Contributions and shall not be treated as an Annual Addition. However, this repayment must be made prior to the earlier of (i) five (5) years following the date of reemployment or (ii) five (5) consecutive Breaks in Service after the distribution of the vested interest in his Account following such termination of employment, provided he is an Eligible Employee during that period. If such repayment is not made, then the previously forfeited amounts shall not be restored to the Participant's Account.

          (d) In the case of a repayment made pursuant to the rules of Section 8.3(c) above:

               (i) The Participant shall not be required to pay any interest charge on the amounts repaid by him, and

               (ii) The  nonvested   portion  of  his  Account  (which  was  not
                    distributed to him) shall not be adjusted for gains or losses during the period between the forfeiture and the repayment of the distributed amount.

          (e) In the case of a Participant with no Vested Interest in his Account who is reemployed prior to incurring five (5) consecutive Breaks in Service, his entire nonvested Account (unadjusted for gains or losses during the period between the date of his forfeiture and the date of his reemployment) shall be reinstated upon his reemployment, without regard to the repayment requirement of subsection (c) above.

          (f) In no event shall a Participant who has received a distribution that includes the balance in his Voluntary Account, Transfer/Rollover Account, or any other fully vested Account be entitled either to repay the Plan or to have the balance in such Account(s) reinstated upon reemployment by the Employer or a Related Employer. However, if the previous distribution otherwise qualifies for a Rollover Contribution, the Participant may make a Rollover Contribution upon reemployment.

                                    ARTICLE 9
                            Distribution of Benefits

9.1 Retirement. Amounts distributable pursuant to Section 7.1 will be distributed at the Participant's election in one of the following forms, subject to Section 9.4, provided the distributable amount exceeds in value (or exceeded in value at the time of any prior distribution from the Plan) three-thousand-five-hundred dollars ($3,500):

          (a) A single lump sum payment in cash, Employer stock, or both, provided that Employer stock distributions are limited to the portion of the Participant's distributable Account balance as of April 8, 1994 and provided further that fractional shares are distributed in cash.

          (b) Substantially equal monthly, quarterly, semiannual, or annual installments in cash. The installments will be paid over a period certain not to exceed the Participant's life expectancy or the Participant's and his spouse's life expectancy. Unpaid installments under this option shall be invested in the Investment Funds selected by the Participant or as directed by the Plan Administrator and share in the gains, losses, expenses, and other adjustments pursuant to Section 4.3. If the Participant dies before all remaining installments have been paid, the remaining balance of his Account(s) amounts will be paid in a single sum to the Participant's Beneficiary.

          In the event the distributable benefit does not exceed three-thousand five-hundred dollars ($3,500) (and did not exceed three-thousand five-hundred dollars ($3,500) at the time of any prior distribution), the amount will be distributed as a cash lump sum.

9.2 Death and Other Terminations. Amounts distributable pursuant to Sections 7.2, 7.3, and 8.1 will be distributed to the Participant or the Participant's Beneficiary, subject to Section 9.4, in cash or stock or both, provided that Employer stock distributions are limited to the portion of the Participant's distributable Account balance before April 8, 1994 and provided further that fractional shares are distributed in cash. Notwithstanding the foregoing, if the distributable amount does not exceed three-thousand five-hundred dollars ($3,500) (either at the time of distribution or at the time of any prior distribution) the amount will be distributed in cash.

9.3       Timing of Distributions.

          (a) Distributions under the Plan pursuant to Articles VII and VIII will begin as soon as possible following the Valuation Date applying to such distribution. Notwithstanding the previous sentence and the provisions of Articles VII and VIII, if a Participant's employment terminates for any reason and the value of the vested portion of his Accounts exceeds three-thousand five-hundred dollars ($3,500) (at the time of termination of employment or at the time of any prior distribution), the Participant must consent to the receipt of the distribution if the Participant has not attained age sixty-five (65). If the Participant does not consent to such distribution, the distribution shall be made as a cash lump sum as soon as practicable following attainment of age sixty-five (65) based on the value of his Accounts on the Valuation Date coinciding with or immediately preceding the date of distribution.

          (b) Unless the Participant elects otherwise, as permitted under the Plan, distributions under the Plan shall in no event begin later than sixty (60) days following the end of the Plan Year in which the Participant attains age sixty-five (65), reaches the fifth
               (5th) anniversary of the date the Participant commenced participation, or terminates employment, whichever is latest.

9.4 Minimum Required Distributions. Notwithstanding any provision in the Plan to the contrary, all distributions under the Plan shall be made in accordance with the requirements of Code Section 401(a)(9) and the regulations thereunder, including the incidental death benefit requirement of IRS Proposed Regulations Section 1.401(a)(9)-2. The provisions in this section override any distribution options under the Plan if inconsistent with the requirements of Code Section 401(a)(9).

          (a) Pre-Death Distributions. Distributions to a Participant shall commence no later than the April 1 of the calendar year following the calendar year in which a Participant attains age seventy and one-half (70-1/2). However, if a Participant attained age 70-1/2 before January 1, 1988, distributions to such Participant shall commence no later than the April 1 following the calendar year in which such Participant retires. Distributions shall be made in one of the forms specified under Section 11.1. In no event shall distributions be made for a period longer than the life expectancy of the Participant or joint life expectancy of the Participant and his Spouse, determined as of April 1 of the calendar year in which the Participant attains age 70-1/2 or retires, whichever the case may be.

          (b) Post-Death Distributions. In the event of the death of a Participant, any payments due following the death of the Participant shall be made in accordance with Article 10. In the case of a Participant who had begun to receive distributions under Section 11.3(a), distributions shall be made after such Participant's death at least as often as those made before his death. In the case of all other Participants, in no event shall distributions be made later than the end of the calendar year that marks the fifth anniversary of the date of the Participant's death.

                                   ARTICLE 10
                               Plan Administrator

10.1 Plan Administrator. The Plan Administrator shall administer the Plan on behalf of the Participating Employers. The Plan Administrator may delegate to a Committee, consisting of at least three (3) members, any of its powers and duties with respect to operation of this Plan. If a Committee is appointed, and a vacancy occurs on the Committee that results from death, resignation or otherwise, the Plan Administrator may appoint a new Committee member. A Committee member may be removed at any time at the discretion of the Plan Administrator.

10.2      Powers and Duties.

          (a) The Plan Administrator shall have full power to administer the Plan and to construe and apply all of its provisions on behalf of the Employer and each Participating Employer. It is the intent of all Participating Employers in adopting this Plan to confer on the Plan Administrator the maximum discretion permitted by law in interpreting and administering this Plan. The Employer shall be the Named Fiduciary within the meaning of Section 402(a) of ERISA for purposes of Plan administration. The Plan Administrator may delegate to any other person or organizations any of its powers and duties with respect to the operation of this Plan. The Plan Administrator's powers and duties, unless properly delegated, shall include, but shall not be limited to:

               (i) Deciding questions relating to eligibility, continuity of service, and amount of benefits

               (ii) Resolving  disputes that may arise with regard to the rights of employees, Participants and their legal representatives, or Beneficiaries under the terms of the Plan. Such decisions by the Plan Administrator shall be deemed final in each case

               (iii)Obtaining such information from each Participating  Employer with respect to its employees as shall be necessary to determine the rights and benefits of such employees under the Plan. The Plan Administrator may rely conclusively upon such information furnished by such Employer

               (iv) Compiling and maintaining all records necessary for the Plan

               (v) Furnishing the Participating Employer, upon request, such reports with respect to the administration of the Plan as are reasonable and appropriate

               (vi) Authorizing  the Trustee to make  payment of all benefits as they become payable under the Plan

               (vii)Engaging such legal, administrative,  actuarial, investment, accounting, consulting, and other professional services as the Plan Administrator deems proper

               (viii) Adopting rules and regulations for the  administration  of the Plan not inconsistent with the Plan

               (ix) Performing  other  such  actions as may be  provided  for in other parts of this Plan.

          (b) The Plan Administrator shall determine whether domestic relations orders represent "qualified domestic relations orders" as that term is defined in Code Section 414(p) or a successor provision. If the Plan Administrator determines the order is a qualified domestic relations order, it shall direct the manner and time of distribution pursuant to the order. Prior to such determination, the Plan Administrator shall promptly notify the Participant affected with respect to the order and any payee under the order of the receipt of the order. The Plan Administrator shall send such notice to the address set forth in the order, or if the address are not set forth therein, to the last known address. Such notice shall state that the Plan Administrator is in the process of determining whether the order is a qualified domestic relations order, and such notice also shall permit a reasonable period under the circumstances for comment with respect to such determination. During such period the Plan Administrator shall cause the amounts otherwise payable under the order to be segregated in a separate account. After the determination is made, the Plan Administrator shall notify the Participant and any payee under the order of such determination. Any payee may designate a representative for receipt of copies of notices sent to the payee with respect to the order.

10.3 Actions by the Committee. The Committee may act at a meeting, or in writing without a meeting, by the vote or assent of a majority of its members. One member shall be appointed Chairman, who shall preside at meetings, may call such meetings, and may allocate duties among other members. The Chairman shall appoint one of its members to act as Secretary to record all actions taken by it. The Chairman shall have authority to designate in writing one or more of its members as the person(s) authorized to execute papers and perform other ministerial duties on behalf of the members of the Committee.

10.4 Interested Members. The member of the Committee, if any, shall participate in any action of the Committee on a matter in which such member has a specialized individual interest as a Participant in the Plan. Such matters shall be determined by a majority of the remainder of the members of the Committee.

10.5 Indemnification. The Employer shall and does by the following terms indemnify and hold the members of the Committee, if any, and the Plan Administrator and each of them,harmless from the effects and consequences of their acts, omissions, and conduct in their official capacities, except to the extent that the effects and consequences thereof shall result from their own willful misconduct, breach of good faith, or gross negligence in the performance of their duties. The Employer shall have the right, but not the obligation, to conduct the defense of such members in any proceeding to which this Section applies. The foregoing right of indemnification shall not be exclusive of other rights to which each such member may be entitled as a matter of law or by other indemnity coverage provided by the emr.

          The Employer's obligations under this Section may be satisfied through purchase of a policy or policies of insurance providing equivalent protection.

10.6 Conclusiveness of Action. Any action on matters within the discretion of the Plan Administrator shall be conclusive, final, and binding upon all Participants of the Plan and upon all persons claiming any rights hereunder, including Beneficiaries and alternate payees.

10.7 Payment of Expenses. The members of the Committee, if any, and the Plan Administrator shall serve without compensation for services as such. However, the Trust Fund shall reimburse such members for all necessary and proper expenses incurred in carrying out their duties under the Plan. The compensation or fees of accountants, counsel, and other specialists and any other costs of administering the Plan or Trust may be charged to the Trust and, at the discretion of the Employer, such costs may be reimbursed by the Employer. Such fees and costs may, at the discretion of the Employer, be paid directly by the Employer. Costs and expenses applicable to particular investment funds, Accounts or transactions (e.g., loan fees, brokerage expenses, responses to tender or proxy matters) may, at the discretion of the Plan Administrator, be charged to the particular fund(s), Account(s), or transaction(s) involved.

10.8 Claims Procedure. The Plan Administrator shall give written notice to any Participant or Beneficiary of the denial of a claim for the commencement or continuation of benefits under the Plan. Such notice shall be delivered to the claimant or sent to the claimant's last known address and shall include a specific reference or references to pertinent Plan provisions upon which the denial is based, a description of any additional material or information required for the claimant to perfect his claim, which description shall indicate why such material or information is needed, and an explanation of the Plan's claims review procedure.

          In the event that the claimant wishes to appeal his claim's denial, he or his duly authorized representative shall file a written request with the Plan Administrator for a review. Such request must be made within sixty (60) days of the receipt by the claimant of the notice of his claim denial. The claimant or his representative may review pertinent documents relating to the claim and its denial and may submit issues and comments in writing to the Plan Administrator. The Plan Administrator shall hear such appeal and shall make a decision on the merits of the claim within sixty (60) days of receipt of a request for review or, if circumstances require an extension of time for processing, then as soon as practicable but not later than one-hundred-and-twenty (120) days after receipt of a request for review. The decision on review shall be in writing and shall include specific reasons therefore and specific references to the pertinent Plan provisions on which the decision is based.

                                   ARTICLE 11
                                 Plan Amendment

11.1 Amendment. The Plan Sponsor reserves the right to amend this Plan and Trust at any time to any extent and in any manner it may deem necessary or appropriate without the consent of any Participant, Beneficiary, Employer, or any other person. The Plan Sponsor (and not the Trustee) shall be responsible for adopting any amendments necessary to maintain the qualified status of this Plan and Trust under Code Sections 401(a) and 501(a). If the Committee is acting as the administrator in accordance with Section 11.1, it shall have the authority to adopt Plan and Trust amendments that have no substantial adverse financial impact on an Employer or the Plan. All interested parties shall be bound by any amendment, provided that no amendment shall:

          (a) Become effective unless it has been adopted in accordance with the procedures set forth in Section 14.6,

          (b) Except to the extent permissible under ERISA and the Code, make it possible for any portion of the Trust assets to revert to an Employer or to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and Beneficiaries entitled to Plan benefits and to defray reasonable expenses of administering the Plan, or

          (c) Decrease the rights of any Employer to benefits accrued (including the elimination of optional forms of benefits) to the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective, except to the extent permitted under ERISA and the Code.

                                   ARTICLE 12
                             Termination of the Plan

12.1 Plan Termination/Termination of Employer's Participation. The Plan Sponsor may, at any time and for any reason, terminate the Plan or completely discontinue making contributions. Following the occurrence of either of these events, or in the event of a partial termination of the Plan within the meaning of Code Section 411(d)(3), all affected Participants shall be vested in accordance with the provisions of this Plan. Any Employer may, at any time and for any reason, terminate its Plan participation by action of its Board of Directors in accordance with its normal procedures. Written notice of such action shall be signed and dated by an authorized officer of the Employer and delivered to the Plan Sponsor. If the effective date of such action is not specified, it shall be effective on or, as soon as reasonably practicable, after the date of delivery.

12.2 Right to Terminate the Plan. The Board, in its sole discretion, shall have the right to terminate the Plan in whole or in part at any time. Each Participating Employer explicitly disavows any contractual or other commitment to continue the Plan or any aspect thereof. In the event of a termination, partial termination or complete discontinuation of contributions, each affected Participant shall be one hundred percent (100%) vested in all his Accounts.

12.3 Plan Mergers, Consolidations, and Transfers. The Plan shall not be automatically terminated by the Employer's acquisition by or merger with any other company, trade, or business, but the Plan shall be continued after such merger provided the successor Employer agrees to continue the Plan with respect to affected Participants herein. All rights to amend, modify, suspend, or terminate the Plan with respect to Participants of the Employer shall be transferred to the successor Employer, effective as of the date of the merger or acquisition. The merger or consolidation with, or transfer of the allocable portion of the assets and liabilities of the Fund to any other qualified retirement plan trust shall be permitted only if the benefit each Plan Participant would receive, if the Plan were terminated immediately after such merger or consolidated, or transfer of the allocable portion of the assets and liabilities, would be at least as great as the benefit he would have received had this Plan been terminated immediately before the date of merger, consolidation, or transfer.

12.4 Amendment of Vesting Schedule. If the vesting provisions of this Plan are amended, including the adoption of an amendment to take into account the expiration of top-heavy status under the terms of Article 14, Participants with three (3) or more Years of Service, or three (3) or more years of employment, whether or not consecutive, at the later of the date the amendment is adopted or becomes effective, shall automatically be vested, from the point forward, in the greater of the amount vested under the vesting schedule as amended or the amount vested under the vesting schedule before the amendment's adoption.

12.5      Amendment  and  Termination   Procedures.   The  following  procedural
          requirements shall govern the adoption of any amendment or termination (a "Change") of this Plan and Trust:

          (a) The Plan Sponsor may adopt any Change by action of its Board of Directors in accordance with its normal procedures. Any action required to be taken by the Plan Sponsor's Board of Directors may be taken by any Committee of the Board of Directors appointed in accordance with the law of the Plan Sponsor's state of incorporation. The Board of Directors may, by resolution, delegate to another person any one or more of the powers reserved to the Board of Directors under the Plan.

          (b) The Committee, if acting as Plan Administrator in accordance with the provisions of this Plan, may adopt any amendment within the scope of its authority provided under the provisions of this Plan.

          (c) Any Change must be (1) set forth in writing, and (2) signed and dated by an authorized officer of the Plan Sponsor or, in the case of an amendment adopted by the Committee, by at least one of its members.

          (d) If the effective date of any change is not specified in the document setting forth the Change, it shall be effective as of the date it is signed by the last person whose signature is required under subsection (c)(2) above, except to the extent that another effective date is necessary to maintain the qualified status of this Plan and Trust under Code Sections 401(a) and 501(a).

          (e) Unless an amendment expressly provides otherwise, all Employers shall be bound by any amendment to the Plan.

                                   ARTICLE 13
                              Trust and the Trustee

13.1 Board to Select Trustee. The Board shall select a Trustee to hold and invest the Trust Fund in accordance with the terms of a trust agreement and/or other contract. The Trustee shall be an individual or individuals, a bank or trust company incorporated under the laws of the United States or of any state and qualified to operate as a Trustee or shall be a legal reserve life insurance company or a combination of such entities. The Board may, from time to time, change the Trustee then serving under the trust agreement and/or other contract to another Trustee or elect to terminate the trust and/or other contract and hold the Plan assets in any other method acceptable under ERISA.

          The Trustee shall invest, manage, acquire, and dispose of the Plan's assets. However, the Board may, in its sole discretion, retain full authority to direct the manner in which some or all of the Plan's assets are invested, managed, acquired, or disposed of by the Trustee, to appoint an investment manager for that purpose, or to permit individual Participants and Beneficiaries to select among Investment Funds selected by the Plan Administrator. The Trustee shall be named fiduciary within the meaning of ERISA with respect to investment, management, and control of the Trust Fund, unless such duties are retained by the Board or otherwise delegated under the terms of the Trust Agreement and/or other contract. The Trust Agreement and/or other contract may include provision for participation in a joint or associated Trust Fund or pooled separate account for the purpose of pooling investment experience.

                                   ARTICLE 14
                           Top-Heavy Plan Requirements

14.1 General Rule. For any Plan Year for which this Plan is a top-heavy plan, as defined in Section 14.6, and notwithstanding any other provisions of this Plan to the contrary, this Plan shall be subject to the provisions of this Article XIV.

14.2 Minimum Contribution Provisions. Each Participant who (i) is a Non-Key Employee, as defined in Section 14.6 and (ii) is employed on the last day of the Plan Year, even if such individual has failed to complete one thousand (1,000) Hours of Service during such Plan Year or did not make Deferral Contributions in such Plan Year, will be entitled to have the aggregate of contributions allocated to his Employer Matching Contribution Account, Employer Discretionary Contributions Account, and his Deferral Account equal to not less than three percent (3%) (the Minimum Contribution Percentage) of his compensation. The compensation considered hereunder is "compensation" as defined in
          Section 4.4(a) adjusted as described in Section 14.3. The Minimum Contribution Percentage will be reduced for any Plan Year to the percentage at which such contributions are made or are required to be made under the Plan for the Plan Year for the Key Employee for whom such percentage is the highest for such Plan Year. For this purpose, the percentage with respect to a Key Employee, as defined in Section 14.6, will be determined by dividing such contributions made for such Key Employee by the amount of his total Compensation for the Plan Year that does not exceed two-hundred-thousand dollars ($200,000) (multiplied by the Adjusted Factor). Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 1994, the total Compensation for purposes of this provision shall not exceed one-hundred-and-fifty-thousand dollars ($150,000) (multiplied by the Adjusted Factor).

          Such amount will be adjusted in the same manner as the amount set forth in Section 14.3 below.

          Contributions considered under the first paragraph of Section 14.2 will include the contributions described above under this Plan and contributions under all other defined contribution plans required to be included in an Aggregation Group (as defined in Section 14.6 below), but will not include any plan required in such Aggregation Group if the plan enables a defined contribution plan required to be included in such group to meet the requirements of the Code, prohibiting discrimination as to contributions in favor of Employees who are officers, shareholders, or highly compensated or prescribing the minimum participation standards.

          Contributions under this Section will not include any contributions governed by the Social Security Act or any other federal or state law.

14.3 Limitation on Compensation. Annual Participant's Compensation taken into account under this Article XIV for purposes of calculating benefits under this Plan will not exceed the first two-hundred-thousand dollars ($200,000) (multiplied by the Adjusted Factor). Notwithstanding the foregoing, for Plan Years commencing on or after January 1, 1994, Compensation taken into account under this
          Article XIV for purposes of calculating benefits shall not exceed the first one-hundred-and-fifty-thousand dollars ($150,000) (multiplied by the Adjusted Factor). The Compensation considered under this Article XIV shall be Compensation as defined in Section 4.4(a), but including any amounts contributed by the Participating Employer under a salary reduction agreement that are not includable in an Employee's gross income under Code Sections 125, 402(a)(8), 402(h), or 403(b). The dollar limitation will be adjusted automatically for each Plan Year to the amount prescribed by the Secretary of the Treasury or his delegate pursuant to regulations for the calendar year in which such Plan Year commences.

14.4 Limitation on Contributions. In the event that the Employer or a Related Employer also maintains a defined benefit plan providing benefits on behalf of Participants in this Plan, one of the two following provisions will apply:

          (a) If for the Plan Year this would not be a Top-Heavy Plan if "ninety percent" (90%) were substituted for "sixty percent" (60%) in Section 14.6, then the percentage of three percent (3%) used in Section 14.2 is changed to four percent (4%); or

          (b) If for the Plan Year the Plan would continue to be a Top-Heavy Plan if "ninety percent" (90%) were substituted for "sixty percent" (60%) in Section 14.6, then the denominator of both the defined contribution plan fraction and the defined benefit plan fraction will be calculated as set forth in Section 4.4(c) for the limitation year ending in such Plan Year by substituting "one
               (1)" for "one and twenty-five hundredths (1.25)" in each place the first figure appears. This subsection (b) will not apply for such Plan Year with respect to any individual for whom there are no Employer contributions or forfeitures allocated to his Employer Matching Contributions Account, Employers Discretionary Contributions Account, or his Deferral Account or accruals earned under the defined benefit plan.

14.5 Coordination with Other Plans. If another defined contribution or defined benefit plan maintained by the Employer or a Related Employer provides contributions or benefits on behalf of a Participant in this Plan, the other plan will be treated as a part of this Plan pursuant to applicable principles (such as Revenue Ruling 81-202 or any successor ruling) in determining whether this Plan satisfies the requirements of Sections 14.2, 14.3, and 14.4. The determination will be made by the Employer on the advice of counsel.

14.6 Determination of Top-Heavy Status. The Plan will be a Top-Heavy Plan for any Plan Year if, as of the Determination Date, the aggregate of the Value of Accounts under the Plan for Key Employees (including former Employees who are Key Employees) exceeds sixty percent (60%) of the aggregate of the Value of Accounts of all employees, including former Non-Key Employees, or if this Plan is required to be in an Aggregation Group, any such Plan Year within such Group is a Top-Heavy Group.

          For purposes of this Section, the capitalized words have the following meaning:

          (a) "Aggregation Group" means the group of plans, if any, that includes both the group of plans required to be aggregated and the group of plans permitted to be aggregated.

               The group of plans required to be aggregated (the "required aggregation group") includes:

               (i) Each plan of the Employer and/or Related Employer in which a Key Employee is a Participant; and

               (ii) Each other plan of the Employer and/or Related Employer that enables a plan in which a Key Employee is a participant to meet the requirements of the Code, prohibiting discrimination as to contributions or benefits in favor of Employees who are officers, shareholders, or highly compensated or prescribing the minimum participation standards.

               The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of the Employer and/or a Related Employer that is not part of the required aggregation group and that the Employer certifies as a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues not to discriminate as to contributions or benefits in favor of officers, shareholders, or the highly compensated and to meet the minimum participation standards under the Code.

          (b) "Determination Date" means for any Plan Year the last day of the immediately preceding Plan Year.

          (c) "Key Employee" means any Employee or former Employee who, at any time during the Plan Year in question or during any of the four preceding Plan Years, is, or was one of the following:

               (i) An officer of the Employer and/or a Related Employer having annual Compensation in excess of fifty percent (50%) of the dollar limitations under Code Section 415(b)(1)(A). Whether an individual is an officer shall be determined by the Employer on the basis of all the facts and circumstances, such as an individual's authority, duties, and term of office, not on the mere fact that the individual has the title of an officer. For any such Plan Year, officers will be no more than the fewer of:

                    (A)  Fifty employees; or

                    (B) The greater of three employees or ten percent (10%) of the employees.

                    For  this  purpose,  the  highest-paid   officers  shall  be
                    selected.

               (ii) One of the ten (10)  Employees  having  annual  Compensation from the Employer or from a Related Employer in excess of the amount in effect under Code Section 415(c)(1)(A) and owning (or considered as owning, within the meaning of the constructive ownership rules of the Code) the largest interests of the Employer in any Related Employer. If two
                    (2) employees have the same interest in the Employer or a Related Employer, the employee having the greater annual Compensation shall be treated as having the greater interest. An Employee will not be considered a top ten owner for a Plan Year if the Employee earns less than the maximum dollar limitation on contributions and other annual additions to a Participant's Account in a defined contribution plan under the Code, as in effect for the calendar year in which the Determination Date falls.

               (iii)Any person who owns (or is considered as owning,  within the meaning of the constructive ownership rules of the Code) more than five percent (5%) of the outstanding stock of the Employer or a Related Employer or stock possessing more than five percent (5%) of the combined voting power of all stock of the Employer or Related Employer.

               (iv) A  one-percent  (1%)  owner  of the  Employer  or a  Related
                    Employer  having annual  Compensation  form the Employer and
                    all      Related       Employers      of      more      than
                    one-hundred-fifty-thousand dollars ($150,000) and possession more than one percent (1%) of the combined total voting power of all stock of the Employer and Related Employers or more than one percent (1%) of the outstanding stock of the Employer and Related Employers. For purposes of this subsection, Compensation means all items includable as Compensation for purposes of applying the limitations on contributions and other annual additions to a Participant's Account in a defined contribution plan and the maximum benefit payable under a defined benefit plan under the Code.

          (d) "Non-Key Employee" means any employee (and any beneficiary of an employee) who is not a Key Employee.

          (e) "Top-Heavy Group" means the Aggregation Group, if as of the applicable Determination Date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group plus the aggregate of the Value of Accounts of Key Employees under all defined contribution plans included in the Aggregation Group exceeds sixty percent (60%) of the sum of the present value of the cumulative accrued benefits for all employees, excluding former Key Employees, under all such defined benefit plans plus the aggregate Value of Accounts for all employees, excluding former Key Employees, under all such defined contribution plans. If the Aggregation Group that is a To-Heavy Group is a required aggregation group, each plan in the group will be a Top-Heavy Plan. If the Aggregation Group that is a Top-Heavy Group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as Top-heavy Plans. If the Aggregation Group is not a To-Heavy Group, no plan within such a group will be a Top-Heavy Plan. The accrued benefit of a Participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Participating Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411
               (b)(1)(C).

          (f) "Value of Accounts" means the sum of (i) the value, as of the most recent Valuation Date occurring within the twelve (12) months ending on the Determination Date, of the Participant's Accounts, and (ii) contributions due to such Accounts as of the Determination Date, minus (iii) withdrawals from such Accounts since such Valuation Date.

               In determining whether this Plan constitutes a Top-Heavy Plan, the Employer (or its agent) will make the following adjustments:

               (i) When more than one plan is aggregated, the Employer shall determine separately for each plan as of each plan's Determination Date the present value of the accrued benefits or account balance. The results shall then be aggregated by adding the results of each plan as of the Determination Dates for such plans that fall within the same calendar year.

               (ii) In determining  the present value of the cumulative  accrued benefit or the amount of the Account of any Employee, such present value or account will include the amount in dollar value of the aggregate distributions made to such employee under the applicable plan during the five (5) year period ending on the Determination Date unless reflected in the value of the accrued benefit or account balance as of the most recent Valuation Date.

               The amounts will include distributions to Employees representing the entire amount credited to their Accounts under the applicable plan and distributions under a terminated plan, which if it had not been terminated would have been required to be included in an Aggregation Group.

          (g) Furthermore, in making such determination, such present value of such Account shall include any rollover contribution (or similar transfer), as follows:

               (i) If the rollover contribution (or similar transfer) is initiated by the Employee and made to or from a plan maintained by the Employer and/or a Related Employer, the plan providing the distribution shall include such distribution in the present value of such Account; the plan accepting the distribution shall not include such distribution, in the present value of such Account unless the plan accepted it before December 31, 1983.

               (ii) If the rollover  contribution  (or similar  transfer) is not initiated by the Employee or is made from a plan maintained by the Employer and/or a Related Employer, the plan accepting the distribution shall include such distribution in the present value of such Account, whether the plan accepted the distribution before or after December 31, 1983; the plan making the distribution shall not include the distribution in the present value of such Account.

               (iii)In any case in which an  individual  is a  Non-Key  Employee with respect to an applicable plan but was a Key Employee with respect to such plan for any previous Plan Year, any accrued benefit and any Account of such Employee will be altogether disregarded.

                    For this purpose, to the extent that a Key Employee is deemed to be a Key Employee if he met the definition of Key Employee within any of the four preceding Plan Years, this provision will apply following the end of such period of time.

          (h) Furthermore, in making such determination, if an individual has not performed any services for the Employer or Participating Employer at any time during the five (5) year period previous to the Determination Date, such present value of such Account will be altogether disregarded.

                                   ARTICLE 15
                                  Miscellaneous

15.1 Voluntary Plan. The Plan is purely voluntary on the part of each Participating Employer and neither the establishment of the Plan nor any amendment thereof, nor the creation of any Fund or Account, nor the payment of any benefits shall be construed as giving any person a legal or equitable right as against a Participating Employer, the Trustee or the Plan Administrator unless the same shall be specifically provided for in this Plan or conferred by affirmative action of the Plan Administrator or the Employer in accordance with the terms and provisions of this Plan. Nor shall such actions be construed as giving any Employee or Participant the right to be retained in the service of a Participating Employer. All Employees and/or Participants shall remain subject to discharge to the same extent as though this Plan had not been established.

15.2 Non-alienation of Benefits. Participants and their Beneficiaries shall be entitled to all the benefits specifically set out under the terms of the Plan, but said benefits or any of the property rights therein shall not be assignable or distributable to any creditor or other claimant of such Participant. Except as permitted under the loan provisions of Section 6.4, a Participant shall not have the right to anticipate, assign, pledge, accelerate, or in any way dispose of or encumber any of the monies or benefits or other property that may be payable or become payable to such Participant or his Beneficiary. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Code Section 414(p) and determined pursuant to Section 10.2(b) or any domestic relations order entered before January 1, 1985.

15.3 Inability to Receive Benefits. If the Plan Administrator received evidence that (a) a person entitled to receive any payment under the Plan is physically or mentally incompetent to receive payment and to give a valid release thereof, and (b) another person or an institution is then maintaining or has custody of such person, and no guardian, committee, or other representative of the estate of such person has been duly appointed by a court of competent jurisdiction, such payment may be made to such other person or institution referred to in (b) above. The release to such other person or institution shall be a valid and compete discharge for the payment.

15.4 Lost Participants. If the Plan Administrator is unable, after reasonable and diligent effort, to locate a Participant or Beneficiary who is entitled to payment under the Plan, the payment due such person shall become a forfeiture after three years; provided, however, that if the Participant or Beneficiary later files a claim for his benefit it shall be reinstated. Notification by certified or registered mail to the last known address of the Participant or Beneficiary shall be deemed a reasonable and diligent effort to locate such person.

15.5 Limitation of Rights. Nothing in the Plan expressed or implied is intended or shall be construed to confer on or give to any person, firm, or association other than the Employer, the Participating Employer, the Participant, and their successors in interest any right, remedy, or claim under or by reason of this Plan.

15.6 Invalid Provisions. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if said illegal and invalid provisions had never been inserted herein.

15.7 One Plan. This Plan may be executed in any number of counterparts, each of which shall be deemed an original and said counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

15.8 Governing Law. The Plan shall be governed by and construed in accordance with the federal laws governing employee benefit plans qualified under the Code and in accordance with the laws of the State of California where such laws are not permitted by the aforementioned federal laws.


(CORPORATE SEAL)                    CUBIC CORPORATION

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                                    By:

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